As filed with the Securities and Exchange Commission on September 25, 2019

Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ___

PRINCIPAL FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

711 High Street, Des Moines, Iowa 50392
(Address of Registrant's Principal Executive Offices)

515-247-5419
(Registrant's Telephone Number, Including Area Code)

Laura B. Latham
Assistant Counsel and Assistant Secretary, Principal Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.
Title of Securities Being Registered: Class A and Institutional Class Shares, par value $.01 per share.
No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.
It is proposed that this filing will become effective on October 25, 2019, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
October ___, 2019
Dear Shareholder:
A Special Meeting of Shareholders (the "Meeting") of the Global Opportunities Fund, a series of Principal Funds, Inc. (“PFI”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 18, 2019, at 10:00 a.m., Central Time.
At the Meeting, shareholders of the Global Opportunities Fund (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the Diversified International Fund (the “Acquiring Fund”) (together, the "Funds"). Each of these Funds is a separate series of PFI.
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A and Institutional Class shares of the Acquired Fund will receive, respectively, Class A and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on December 20, 2019. The shareholders of the Acquired Fund will vote together as a single class and not by separate class of shares with respect to the Reorganization.
*****

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for the shares of the Acquired Fund you owned as of October 7, 2019, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the Proposal to be voted on at the Meeting.
The PFI Board of Directors has voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for your shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then give your voting instructions in one of the following three ways:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available when you call.
By Mail: Complete and sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt by us by December 17, 2019.
We appreciate you taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our Shareholder Services Department toll-free at 1 (800) 222-5852.
Sincerely,
Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the Global Opportunities Fund:
Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Global Opportunities Fund (the “Acquired Fund”), a series of Principal Funds, Inc. (“PFI”), will be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 18, 2019, at 10:00 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following Proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such Proposal, as well as any other business that may properly come before the Meeting or any adjournment or postponement thereof.

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the Global Opportunities Fund into the Diversified International Fund.
The PFI Board of Directors recommends that shareholders of the Acquired Fund vote FOR the Proposal.
Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” of the Acquired Fund, without regard to share class. A "Majority of the Outstanding Voting Securities" is defined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting Rights."
Each Acquired Fund shareholder of record at the close of business on October 7, 2019 is entitled to receive notice of and to vote at the Meeting and any adjournments or postponements. Please read the attached Proxy Statement/Prospectus.
Shareholders may change their vote and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement/Prospectus under "Voting Information - Voting Procedures."
By order of the Board of Directors

October ___, 2019	Kamal Bhatia

Des Moines, Iowa	President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
1 (800) 222-5852
---------------------------------
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 18, 2019
RELATING TO THE REORGANIZATION OF THE
GLOBAL OPPORTUNITIES FUND INTO THE DIVERSIFIED INTERNATIONAL FUND
This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Principal Funds, Inc. (“PFI”) to be used at a Special Meeting of Shareholders (the "Meeting") of the Global Opportunities Fund, a series of PFI, to be held at 801 Grand Avenue, Des Moines, Iowa 50392, on December 18, 2019, at 10:00 a.m., Central Time.
At the Meeting, the shareholders of the Global Opportunities Fund (the “Acquired Fund”) will be asked to consider and approve the Plan of Acquisition (the “Plan”) providing for the Acquired Fund's reorganization into the Diversified International Fund (the “Acquiring Fund”) (with the Acquired Fund, the "Funds"). Each of these Funds is a separate series of PFI. PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").
Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; and (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”)

on the closing date of the Reorganization. Holders of Class A and Institutional Class shares of the Acquired Fund will receive, respectively, Class A and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur on or about the close of regularly scheduled trading on the NYSE on December 20, 2019. The shareholders of the Acquired Fund will vote together as a single class and not by separate class of shares with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition, which is attached hereto as Appendix A.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired Fund and Acquiring Fund. The Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended August 31, 2018 (for the Acquired Fund) and October 31, 2018 (for the Acquiring Fund). Copies of these reports may be obtained at no charge by calling our Shareholder Services Department toll-free at 1 (800) 222-5852 or online at www.principalfunds.com/prospectuses.
The Statement of Additional Information dated October ___, 2019 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the SEC (File No. 333‑________) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectuses, one dated December 31, 2018, as supplemented, and a second dated March 1, 2019, as supplemented, and PFI's Statements of Additional Information, one dated December 31, 2018 as amended and restated June 12, 2019, as supplemented, and a second dated March 1, 2019, as supplemented, have been filed with the SEC (File Nos. 033-59474 and 811-07572). Copies of these documents may be obtained without charge by writing to Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling our Shareholder Services Department toll-free at 1 (800) 222-5852. You may also call our Shareholder Services Department toll-free at 1 (800) 222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information are available on the SEC’s EDGAR Database on its Internet site at www.sec.gov.
Important Notice Regarding Availability of Proxy Statement/Prospectus for the Shareholders’ Meeting to be Held on December 18, 2019.
This Proxy Statement/Prospectus is available on the Internet at:
www.proxyvote.com
The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is
October ____, 2019.

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.
Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 80 separate series (the “PFI Funds”), including the Acquired Fund and Acquiring Fund. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Global Investors, LLC (“PGI”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life is an insurance company organized in 1879 under the laws of the State of Iowa. Principal Life, PGI, and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Principal Life and PGI’s address is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392, and PFD’s address is 620 Coolidge Drive, Suite 300, Folsom, CA 95630.
Investment Management. Pursuant to an investment advisory agreement with PFI, PGI provides investment advisory services to each PFI Fund and is also responsible for, among other things, administering the business and affairs of each PFI Fund. PGI is also responsible for selecting, contracting with, compensating, and monitoring the performance of any sub-advisors that manage the investment of the assets of the PFI Funds pursuant to sub-advisory agreements. Neither the Acquiring Fund nor the Acquired Fund are sub-advised.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an indirect, wholly-owned subsidiary of PFG.

THE REORGANIZATION
At its meeting held on September 10, 2019, the PFI Board of Directors (the “Board”), including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below and under “Proposal - Board Consideration of the Reorganization.”
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; and (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares in complete liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be on or about December 20, 2019. Holders of shares of the Acquired Fund will receive shares of the same class of the Acquiring Fund. The shareholders of the Acquired Fund will vote together as a single class and not by separate class of shares with respect to the Reorganization. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•
the Acquired Fund has experienced significant net redemptions since 2015 and has underperformed its benchmark and peer group median over the one-, three-, and five-year periods ended June 30, 2019, resulting in PGI's assessment of a lack of foreseeable demand or prospects for scalable growth for the Acquired Fund;

•
the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be lower than the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund;

•	the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund;

•
the Acquired Fund and the Acquiring Fund have the same investment objective and similar principal investment strategies and risks, in that both Funds are actively managed and invest significantly in non-U.S. equity securities, although there are certain key differences between the Funds' investment strategies and policies, as further described under "Proposal - Comparison of Acquired and Acquiring Fund";

•
in the opinion of legal counsel, the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders;

•
alternatives to the Reorganization, such as liquidation of the Acquired Fund or the reorganization of the Acquired Fund into a different PFI Fund, could have negative tax consequences for Acquired Fund shareholders; and

•
PGI will pay all direct expenses and out-of-pocket fees, including audit and proxy-related costs, incurred in connection with the Reorganization, although Acquired Fund shareholders would bear the cost of Reorganization-related portfolio repositioning.

Please see "Proposal - Board Consideration of the Reorganization" for additional information about the Board's consideration of the Reorganization and “Information About the Reorganization - Federal Income Tax Consequences” for additional information about the federal income tax consequences of the Reorganization.
PGI serves as investment advisor to both the Acquired Fund and Acquiring Fund. If the Reorganization is approved, the portfolio managers of the Acquiring Fund, which are different from the portfolio managers of the Acquired Fund, will remain the portfolio managers of the Acquiring Fund post-Reorganization. Please see "Proposal" below for additional comparison information between the Acquired Fund and Acquiring Fund, as well as information about the Acquiring Fund post-Reorganization.
The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and solicitation costs and audit fees, will be paid by PGI. The costs are estimated to be $13,000. The Acquired Fund will reposition its portfolio prior to the Reorganization for the purpose of transferring only those assets that are consistent with the Acquiring Fund’s investment strategy. Based on commission rates typically paid by the Acquired Fund, it is estimated that in connection with the repositioning of the assets of the Acquired Fund, the Acquired Fund will incur brokerage commissions of approximately $20,000 (or 11.9 basis points). It is expected that, for the entire repositioning, approximately 73% of the portfolio securities of the Acquired Fund will be disposed of through planned sales and new securities purchased. The estimated taxable gain to the Acquired Fund, which will be distributed to shareholders prior to the closing of the Reorganization, would be, net of estimated expenses and brokerage commissions, approximately $728,000 ($0.17 per share) on a U.S. GAAP basis.
Each of the Acquired Fund and the Acquiring Fund qualifies, and following the Reorganization it is expected that the Acquiring Fund will continue to qualify, as a Regulated Investment Company for tax purposes.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION
PROVIDING FOR THE REORGANIZATION OF THE
GLOBAL OPPORTUNITIES FUND INTO THE
DIVERSIFIED INTERNATIONAL FUND
Shareholders of the Global Opportunities Fund (the “Acquired Fund”) are being asked to approve the Plan, which provides for the reorganization of the Acquired Fund into the Diversified International (the “Acquiring Fund”).
Comparison of Acquired and Acquiring Funds
The following tables provide comparative information with respect to the Acquired and Acquiring Funds. As indicated in the tables, the Funds have the same investment objective in that both Funds seek long-term growth of capital. The Funds have similar investment strategies and risks in that both Funds invest significantly in non-U.S. equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). Both Funds are also actively managed. The principal differences are that the Acquired Fund invests more heavily in U.S. equity securities (approximately 50% of its net assets) and its portfolio management team has tended to focus on value equity securities, while the Acquiring Fund invests more heavily in foreign equity securities (over 90% of its net assets) and its portfolio management team has tended to focus on growth equity securities. PGI is the investment advisor for both the Acquired Fund and Acquiring Fund; however, the Acquired Fund and Acquiring Fund are each managed by a different team of portfolio managers. The portfolio managers listed below for the Acquiring Fund will remain the portfolio managers of the Acquiring Fund post-Reorganization.

GLOBAL OPPORTUNITIES FUND (Acquired Fund)	DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
Approximate Net Assets as of August 31, 2019	Approximate Net Assets as of August 31, 2019
$15,870,083	$11,671,733,645
Investment Advisor	Investment Advisor
PGI	PGI

GLOBAL OPPORTUNITES FUND (Acquired Fund)	DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
PGI Portfolio Managers	PGI Portfolio Managers
Christopher Ibach has been with Principal® since 2000. He earned a bachelor’s degree in Electrical Engineering and an M.B.A. in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mustafa Sagun has been with Principal® since 2000. He earned a bachelor’s degree in Electronics and Engineering from Bogazici University, Turkey, and an M.B.A. in International Economics and Ph.D. in Finance from the University of South Florida. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen has been with Principal® since 1992. He earned a bachelor’s degree in Finance from Iowa State University and a master’s degree from Drake University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation.

Juliet Cohn has been with Principal® since 2003. Ms. Cohn is an employee of Principal Global Investors (Europe) Limited and manages Principal Fund assets through PGI pursuant to a participating affiliate arrangement. She earned a bachelor's degree in Mathematics from Trinity College, Cambridge, England.

Comparison of Investment Objectives and Strategies
GLOBAL OPPORTUNITIES FUND (Acquired Fund)	DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
Investment Objective	Investment Objective
The Acquired Fund seeks long-term growth of capital.	The Acquiring Fund seeks long-term growth of capital.
Principal Investment Strategies	Principal Investment Strategies
Under normal market circumstances, the Acquired Fund invests in equity securities of issuers located throughout the world, including the U.S., invests at least 30% of its net assets in foreign and emerging market securities, and holds investments tied economically to at least ten countries. The Acquired Fund has a flexible investment strategy and may invest in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The Acquired Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Acquired Fund also invests in growth equity securities, an investment strategy that emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.

The Acquiring Fund invests primarily in foreign equity securities. The Acquiring Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency, but the Acquiring Fund typically invests in foreign securities of at least 20 countries. Primary consideration is given to securities of corporations of developed areas (for example, Japan, Western Europe, Canada, Australia, Hong Kong, and Singapore); however, the Acquiring Fund also invests in emerging market securities. The Acquiring Fund invests in equity securities regardless of market capitalization size (small, medium or large) and style (growth or value).

Temporary Defensive Investing
For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.
Securities Lending
To generate additional income, either Fund may lend its portfolio securities to broker-dealers and other institutional borrowers to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereunder. A Fund that lends its securities will continue to receive amounts equal to the interest or dividend payments generated by the loaned securities. In addition to receiving these amounts, the Fund generates income on the loaned securities by receiving a fee from the borrower, and by earning interest on the collateral received from the borrower. A negotiated portion of the income is paid to a securities or lending agent (e.g., a bank or trust company) who arranged the loan. During the term of the loan, the Fund’s investment performance will reflect changes in the value of the loaned securities.
A borrower’s obligations under a securities loan is secured continuously by collateral posted by the borrower and held by the custodian in an amount at least equal to the market value of the loaned securities. Generally, cash collateral that a Fund receives from securities lending activities will be invested in in the Principal Funds, Inc. Government Money Market Fund, which is managed by PGI and for which PGI receives a management fee. The collateral may also be invested in unaffiliated money market funds.
Securities lending involves exposure to certain risks, including the risk of losses resulting from problems in the settlement and accounting process, the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower, and credit, legal, counterparty and market risk. A Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. Qualified dividend income does not include “payments in lieu of dividends,” which the Funds anticipate they will receive in securities lending transactions.

Fundamental Investment Restrictions
The Funds are subject to identical fundamental investment restrictions, which may not be changed without a shareholder vote. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information under "Description of the Funds' Investments and Risks - Fundamental Restrictions."
Additional Information
The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Additional Information About Investment Strategies and Risks,” as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed, and ownership of Fund shares.
Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds.
Principal Risks Applicable to Both Funds:
The following principal risks are applicable to the Acquired Fund and the Acquiring Fund. There are no additional principal risks of investing in either the Acquired Fund or the Acquiring Fund that are not included below.
Emerging Markets Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.

Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s) (such as market capitalization or style) may underperform other market segments or the equity markets as a whole.

•
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

•	Small and Medium Market Capitalization Companies Risk. Investments in small and medium sized companies may involve greater risk and price volatility than investments in larger, more mature companies.

•
Value Stock Risk. Value stocks may continue to be undervalued by the market for extended periods, including the entire period during which the stock is held by a fund, or the events that would cause the stock price to increase may not occur as anticipated or at all. Moreover, a stock that appears to be undervalued actually may be appropriately priced at a low level and therefore would not be profitable for the fund.

Foreign Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Redemption and Large Transaction Risk. Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.
Fees and Expenses of the Funds
Shareholder Fees (fees paid directly from your investment)
The following table shows the fees and expenses you may pay when you buy and redeem Class A shares of the Funds. These fees and expenses are more fully described under "The Cost of Investing and Ongoing Fees." The Institutional Class shares are not subject to sales charges or redemption fees.
The "pro forma assuming Reorganization" shareholder fees are identical to the Acquiring Fund shareholder fees set forth below.

GLOBAL OPPORTUNITIES FUND (Acquired Fund)		DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.50%	Class A	5.50%
Institutional Class	None	Institutional Class	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV when Sales Load is paid, whichever is less)
Class A	1.00%	Class A	1.00%
Institutional Class	None	Institutional Class	None

Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended August 31, 2018; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31, 2018; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended October 31, 2018 assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2018.
Holders of Class A and Institutional Class shares of the Acquired Fund will receive, respectively, Class A and Institutional Class shares of the Acquiring Fund.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

(a) GLOBAL OPPORTUNITIES FUND (Acquired Fund)
Class	Management Fees	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/ Expense Reimbursement (1)	Net Expenses
A	0.84%	0.25%	0.83%	1.92%	(0.42)%	1.50%
Inst.	0.84%	N/A	0.02%	0.86%	(0.01)%	0.85%

(b) DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
Class	Management Fees	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/Expense Reimbursement (2)(3)	Net Expenses
A	0.81%	0.25%	0.25%	1.31%	(0.10)%	1.21%
Inst.	0.81%	N/A	0.02%	0.83%	(0.10)%	0.73%

(c) DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Class	Management Fees	Distribution and/or 12b-1 Fees	Other Expenses	Total Operating Expenses	Fee Waiver/ Expense Reimbursement (4)(5)	Net Expenses
A	0.81%	0.25%	0.24%	1.30%	(0.10)%	1.20%
Inst.	0.81%	N/A	0.02%	0.83%	(0.10)%	0.73%

(1) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class A and 0.85% for Institutional Class shares. It is expected that the expense limits will continue through the period ending December 30, 2019; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limits prior to the end of the period.

(2) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 29, 2020. The fee waiver will reduce the Fund's Management Fees by 0.10% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(3) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.85% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 29, 2020; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

(4) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending February 28, 2021. The fee waiver will reduce the Fund's Management Fees by 0.10% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Funds, Inc. and PGI, the parties to the agreement may mutually agree to terminate the fee waiver prior to the end of the period.

(5) Principal Global Investors, LLC ("PGI"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.85% for Institutional Class shares. It is expected that the expense limit will continue through the period ending February 28, 2021; however, Principal Funds, Inc. and PGI, the parties to the agreement, may mutually agree to terminate the expense limit prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired Fund and Acquiring Fund. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the periods noted in the table above. The examples should not be considered a representation of future expense of the Acquired Fund or Acquiring Fund. Actual expense may be greater or less than those shown.

GLOBAL OPPORTUNITIES FUND (Acquired Fund)
Assumes redemption at the end of the periods listed:
	1 year	3 years	5 years	10 years
Class A	$694	$1,081	$1,493	$2,638
Institutional Class	87	273	476	1,060
DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
Assumes redemption at the end of the periods listed:
Class A	$667	$933	$1,220	$2,034
Institutional Class	75	255	451	1,016
DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund) (Pro forma assuming Reorganization)
Assumes redemption at the end of the periods listed:
Class A	$666	$930	$1,215	$2,023
Institutional Class	75	255	451	1,016
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction fees and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 93.2% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 51.1%.

Investment Management Fees
The Funds each pay their investment advisor, PGI, a management fee, which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

GLOBAL OPPORTUNITIES FUND (Acquired Fund)		DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
First $500 Million	0.85%	First $500 Million	0.90%
Next $500 Million	0.83%	Next $500 Million	0.88%
Next $500 Million	0.81%	Next $500 Million	0.86%
Over $1.5 Billion	0.80%	Next $500 Million	0.85%
		Next $1 Billion	0.83%
		Next $7 Billion	0.80%
		Over $10 Billion	0.79%
The fee the Acquired Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended August 31, 2018 was:

GLOBAL OPPORTUNITIES FUND (Acquired Fund)
0.84%
The fee the Acquiring Fund paid (as a percentage of the Fund's average daily net assets) for the fiscal year ended October 31, 2018 was:

DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
0.81%

Availability of the discussions regarding the basis for the Board of Directors' approval of the management agreement is as follows:

Semi-Annual Report to Shareholders for the period ending February 28, 2019
Fund	Management Agreement
Global Opportunities Fund (Acquired Fund)	X

Annual Report to Shareholders for the period ending October 31, 2018
Fund	Management Agreement
Diversified International Fund (Acquiring Fund)	X
Performance
The following information provides some indication of the risks of investing in the Funds. Past performance (before and after taxes) is not necessarily an indication of how the Funds will perform in the future. You may get updated performance information by calling 1-800-222-5852 or online at www.principalfunds.com.
Using the historical performance of the Acquired Fund's Institutional Class shares, adjusted as described below, the bar chart shows the investment returns of the Acquired Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquired Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquired Fund), how the Acquired Fund’s average annual total returns compare with those of one or more broad measures of market performance.
Life of Fund returns are measured from the date the Acquired Fund's shares were first sold (December 28, 2012).

For periods prior to the inception date of Class A shares (September 30, 2013), the performance shown in the bar chart and table for Class A shares is that of the Acquired Fund's Institutional Class shares, adjusted to reflect the respective fees and expenses of each class. These adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold December 28, 2012.
Calendar Year Total Return (%) as of 12/31 Each Year
Global Opportunities Fund (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 '13	9.11%
Lowest return for a quarter during the period of the bar chart above:	Q4 '18	(12.25)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	Life of Fund
Class A Return Before Taxes	(14.17)%	1.67%	5.11%
Class A Return After Taxes on Distributions	(33.82)%	(4.89)%	(0.59)%
Class A Return After Taxes on Distributions and Sale of Fund Shares	2.30%	0.92%	3.68%
Institutional Class Return Before Taxes	(8.19)%	3.56%	6.88%
MSCI All Country World Index (ACWI) NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(9.41)%	4.26%	7.27%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.
The bar chart shows the investment returns of the Acquiring Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Acquiring Fund). These annual returns do not reflect sales charges on Class A shares; if they did, results would be lower. The table shows, for each share class of the Acquiring Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Acquiring Fund), how the Acquiring Fund’s average annual total returns compare with those of one or more broad measures of market performance.

Calendar Year Total Return (%) as of 12/31 Each Year
Diversified International (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	21.03%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	(19.28)%

Average Annual Total Returns
For the periods ended December 31, 2018	1 Year	5 Years	10 Years
Class A Return Before Taxes	(22.16)%	(1.00)%	5.23%
Class A Return After Taxes on Distributions	(23.14)%	(1.32)%	5.05%
Class A Return After Taxes on Distributions and Sale of Fund Shares	(12.11)%	(0.57)%	4.42%
Institutional Class Return Before Taxes	(17.31)%	0.61%	6.38%
MSCI ACWI Ex-U.S. Index NR (reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes)	(14.20)%	0.68%	6.57%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for the other share classes.

Board Consideration of the Reorganization
At its September 10, 2019 meeting, the PFI Board of Directors considered information presented by PGI. The Board requested and evaluated such information as it deemed necessary to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. At the meeting, the Board approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among other things, the following factors, in no order of priority:

•	the prospects for growth of and for achieving economies of scale by the Acquired Fund as compared to those of the Acquiring Fund;

•	the Funds' identical investment objectives, similar principal investment strategies and risks, and identical fundamental investment restrictions;

•	the Funds' current management fee rates and expense ratios and the expected management fee rate and expense ratios of the Acquiring Fund following the Reorganization;

•	the estimated costs of the Reorganization, including audit and proxy-related costs, and that such costs will be borne by PGI;

•	the estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

•	the different portfolio management teams of the Acquired Fund and the Acquiring Fund;

•	information regarding the Funds' investment performance and risk-return profiles;

•	the direct or indirect federal income tax consequences of the Reorganization;

•	any direct or indirect benefits, including potential economic benefits, expected to be derived by PGI and its affiliates from the Reorganization;

•	the absence of any material differences in the rights of shareholders of the Funds;

•	the Reorganization will not result in the dilution of the interests of shareholders of the Acquired Fund or the Acquiring Fund;

•	the terms and conditions of the Plan; and

•	possible alternatives to the Reorganization, including liquidation of the Acquired Fund.
The Board recommends that Acquired Fund shareholders vote to approve the Reorganization for the following reasons:

•
the Acquired Fund has experienced significant net redemptions since 2015 and has underperformed its benchmark and peer group median over the one-, three-, and five-year periods ended June 30, 2019, resulting in PGI's assessment of a lack of foreseeable demand or prospects for scalable growth for the Acquired Fund;

•
the post-Reorganization expense ratio for each share class of the Acquiring Fund is expected to be lower than the pre-Reorganization expense ratio for the corresponding share class of the Acquired Fund;

•	the post-Reorganization management fee rate for the Acquiring Fund is expected to be lower than the pre-Reorganization management fee rate for the Acquired Fund;

•
the Acquired Fund and the Acquiring Fund have the same investment objective and similar principal investment strategies and risks, in that both Funds are actively managed and invest significantly in non-U.S. equity securities, although there are certain key differences between the Funds' investment strategies and policies, as further described under "Proposal - Comparison of Acquired and Acquiring Fund";

•
in the opinion of legal counsel, the Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund or Acquiring Fund shareholders;

•
alternatives to the Reorganization, such as liquidation of the Acquired Fund or the reorganization of the Acquired Fund into a different PFI Fund, could have negative tax consequences for Acquired Fund shareholders; and

•
PGI will pay all direct expenses and out-of-pocket fees, including audit and proxy-related costs, incurred in connection with the Reorganization, although Acquired Fund shareholders would bear the cost of Reorganization-related portfolio repositioning.

INFORMATION ABOUT THE REORGANIZATION
Plan of Acquisition
The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan, which is attached as Appendix A to this Proxy Statement/Prospectus.
Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be December 20, 2019, or such earlier or later date as PGI may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then-current prospectus (the procedures applicable to the Acquired Fund and Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of the Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be terminated in accordance with applicable law.

The Plan may be amended by the Board, except that after approval by shareholders of the Acquired Fund, no amendment may be made that, in the opinion of the Board, would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.
Under the Plan, PGI will pay all proxy expenses and out-of-pocket fees incurred in connection with the Reorganization, and the Acquired Fund shareholders will pay the trading costs associated with the sale and purchase of portfolio securities to reposition the Acquired Fund’s portfolio in advance of the Reorganization, which costs will be reflected in the net asset value of the shares.
If the Plan is not approved for any reason, the Acquired Fund will continue to operate as a series of PFI, and PFI's Board may take any further action, such as re-soliciting shareholders to approve the Reorganization or liquidating the Acquired Fund, as it deems to be in the best interests of the Acquired Fund and its shareholders.
Description of the Securities to Be Issued
PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquired Fund and Acquiring Fund are each a separate series of PFI, and the Class A and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation, and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in services as described below under "The Cost of Investing and Ongoing Fees." Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders that the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights, and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business, will continue the Acquired Fund’s historic business, and can hold 100% of Acquired Fund's assets, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by the Acquired Fund or its shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of August 31, 2018, the Acquired Fund had no capital loss carryforwards.

Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Fund prior to and in connection with the Reorganization could result in the Acquired Fund incurring long-term and short-term capital gains. Any such capital gains will be passed through to the shareholders of the Acquired Fund and will be subject to taxation as described below. The estimated taxable gain (net of estimated expenses and brokerage commissions) would be approximately $728,000 ($0.17 per share) on a U.S. GAAP basis.
Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.
CAPITALIZATION
The following tables show, as of August 31, 2019: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund as if the Reorganization has occurred as of that date. As of August 31, 2019, the Acquired Fund had two outstanding classes of shares; Class A and Institutional. As of August 31, 2019, the Acquiring Fund had 10 outstanding classes of shares; Class A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6.

PGI will pay all direct expenses and out-of-pocket fees incurred in connection with the Reorganization. The expenses and fees PGI will pay are expected to total $13,000. The Acquired Fund shareholders will pay any trading costs associated with the sale and purchase of any portfolio securities to reposition the Acquired Fund. The brokerage commissions are estimated to be approximately $20,000.

GLOBAL OPPORTUNITIES FUND (Acquired Fund)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$6,016	$3.50	1,719
Institutional	9,854	3.69	2,673
	$15,870		4,392
DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$209,740	$11.89	17,635
Class C	10,592	11.88	892
Class J	148,456	11.75	12,638
Institutional	331,271	11.83	27,995
R-1	3,582	11.84	302
R-2	3,510	11.81	297
R-3	13,300	11.86	1,122
R-4	17,302	12.02	1,439
R-5	41,546	11.99	3,464
R-6	10,892,435	11.84	920,178
	$11,671,734		985,962

Reduction in net assets and decrease in net asset values per share of the Acquired Fund to reflect the estimated expenses and trading costs of the Reorganization
Class A	$(8)	$0.00	(2)
Institutional	(12)	0.00	(3)
	$(20)		(5)
Decrease in shares outstanding of the Acquired Fund to reflect the exchange for shares of the Acquiring Fund
Class A			(1,212)
Institutional			(1,841)
			(3,053)

DIVERSIFIED INTERNATIONAL FUND (Acquiring Fund) (pro forma assuming Reorganization)
	Net Assets (000s)	Net Asset Value Per Share	Shares Outstanding (000s)
Class A	$215,748	$11.89	18,140
Class C	10,592	11.88	892
Class J	148,456	11.75	12,638
Institutional	341,113	11.83	28,824
R-1	3,582	11.84	302
R-2	3,510	11.81	297
R-3	13,300	11.86	1,122
R-4	17,302	12.02	1,439
R-5	41,546	11.99	3,464
R-6	10,892,435	11.84	920,178
	$11,687,584		987,296
ADDITIONAL INFORMATION ABOUT
INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the comparison section for the Funds under "Comparison of Investment Objectives and Strategies." The comparison section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
Except for Fundamental Restrictions described in the Funds' Statement of Additional Information, the Board of Directors may change a Fund's objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in a Fund.

Active Management
The performance of a fund that is actively managed will reflect in part the ability of those managing the investments of the fund to make investment decisions that are suited to achieving the fund's investment objective. Actively-managed funds may invest differently from the benchmark against which the Fund's performance is compared. When making decisions about whether to buy or sell equity securities, considerations may include, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, the current price of its securities relative to their perceived worth and relative to others in its industry, and analysis from computer models. When making decisions about whether to buy or sell fixed-income investments, considerations may include, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, a range of economic, political, and financial factors, the balance between supply and demand for certain asset classes, the credit quality of individual issuers, the fundamental strengths of corporate and municipal issuers, and other general market conditions.
An active fund's investment performance depends upon the successful allocation of the fund's assets among asset classes, geographical regions, industry sectors, and specific issuers and investments. There is no guarantee that these allocation techniques and decisions will produce the desired results. It is possible to lose money on an investment in a fund as a result of these allocation decisions. If a fund's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money. Moreover, buying and selling securities to adjust the fund’s asset allocation may increase portfolio turnover and generate transaction costs.
Investment advisors with large assets under management in a Fund, or in other funds that have the same strategy as a Fund, may have difficulty fully investing such Fund’s assets according to its investment objective due to potential liquidity constraints and high transaction costs. Typically, small-cap, mid-cap and emerging market equity funds are more susceptible to such a risk. A Fund may add additional investment advisors or close the Fund to new investors to address such risks.

Liquidity
The Funds have established a liquidity risk management program as required by the SEC’s Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair its ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations and foreign securities or securities with substantial market risk tend to have greater exposure to liquidity risk.
Liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for a fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the fund.

Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
Temporary Defensive Measures
From time to time, as part of its investment strategy, a Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may lose the benefit of upswings and may limit its ability to meet, or fail to achieve, its investment objective.
Strategy and Risk Table
The following table identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal (meaning they are relevant to a Fund but to a lesser degree than those designated as principal), or not applicable for each Fund. Each fund is also subject to the risks of any underlying funds in which it invests. The Statement of Additional Information contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	GLOBAL OPPORTUNITIES FUND	DIVERSIFIED INTERNATIONAL FUND
Convertible Securities	Not Applicable	Non-Principal
Counterparty Risk	Not Applicable	Non-Principal
Derivatives	Non-Principal	Non-Principal
Emerging Markets	Principal	Principal
Equity Securities	Principal	Principal
• Growth Stock	Principal	Principal
• Small and Medium Market Capitalization Companies	Principal	Principal
• Value Stock	Principal	Principal
Fixed-Income Securities	Not Applicable	Non-Principal
Foreign Currency	Principal	Principal
Foreign Securities	Principal	Principal
Hedging	Non-Principal	Non-Principal
Investment Company Securities	Not Applicable	Non-Principal
Leverage	Non-Principal	Non-Principal
Master Limited Partnerships ("MLPs")	Non-Principal	Non-Principal
Portfolio Turnover (Active Trading)	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal
Real Estate Investment Trusts ("REITs")	Non-Principal	Non-Principal
Real Estate Securities	Non-Principal	Non-Principal
Redemption and Large Transaction Risk	Principal	Principal
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. Convertible securities allow a fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, a fund will treat a convertible security as a fixed-income security, equity security, or preferred security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade (sometimes referred to as "junk"). Many convertible securities are relatively illiquid.
Counterparty Risk
Counterparty risk is the risk that the counterparty to a contract or other obligation will be unable or unwilling to honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, a fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the fund. In addition, a fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments in which financial services firms are exposed to systemic risks.
Derivatives
Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.

The risks associated with derivative investments include:

•	increased volatility of a fund and/or the failure of the investment to mitigate volatility as intended;

•	the inability of those managing investments of the fund to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors;

•	losses caused by unanticipated market movements, which may be substantially greater than a fund's initial investment and are potentially unlimited;

•	the possibility that there may be no liquid secondary market, which may make it difficult or impossible to close out a position when desired;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
There are many different types of derivatives and many different ways to use them. The specific derivatives that are principal strategies of each Fund, if any, are listed in its Fund Summary.

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Commodity Index-Linked Notes are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose a fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, a fund may receive more or less principal than it originally invested. A fund may also receive interest payments on the note that are less than the stated coupon interest payments.

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Credit Default Swap Agreements may be entered into by a fund as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because a fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

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Foreign Currency Contracts (such as foreign currency options and foreign currency forward and swap agreements) may be used by funds to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of a fund to deliver or receive currency.

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Forwards, futures contracts and options thereon (including commodities futures); options (including put or call options); and swap agreements and over-the-counter swap agreements (e.g., interest rate swaps, total return swaps and credit default swaps) may be used by funds for hedging purposes in order to try to mitigate or protect against potential losses due to changing interest rates, securities prices, asset values, currency exchange rates, and other market conditions; non-hedging purposes to seek to increase the fund's income or otherwise enhance return; and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets.

These derivative investments are subject to special risk considerations, particularly the imperfect correlation between the change in market value of the instruments held by a fund and the price of the derivative instrument. If a fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, even when it may be disadvantageous to do so. Options and Swap Agreements also involve counterparty risk. With respect to options, there may be difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets) and an insufficient liquid secondary market for particular options.

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Index/structured securities. Certain derivative securities are described more accurately as index/structured securities, which are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Emerging Markets
The Funds consider a security to be tied economically to an emerging market country (an "emerging market security") if the issuer of the security has its principal place of business or principal office in an emerging market country, has its principal securities trading market in an emerging market country, or derives a majority of its revenue from emerging market countries.
Usually, the term "emerging market country" (also called a "developing country") means any country that is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or Bloomberg Barclays Emerging Markets USD Aggregate Bond Index). These countries generally exclude the U.S., Canada, Japan, Hong Kong, Singapore, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging market countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent trading volume that results in a lack of liquidity and greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects.
Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in a fund’s portfolios and their related indexes will change over time, and, except to the extent consistent with its principal investment strategies (for example, for an index fund that uses a replication strategy), a fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es).

Growth Stock
The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in growth stocks may underperform other funds that invest more broadly or favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Small and Medium Market Capitalization Companies
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. The net asset value of a fund that invests a substantial portion of its assets in small company stocks may therefore be more volatile than the shares of a fund that invests solely in larger company stocks. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Value Stock
Value stocks present the risk that they may decline in price or never reach their expected full market value because the market fails to recognize the stock's intrinsic worth. Value stocks may underperform growth stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, a fund that holds substantial investments in value stocks may underperform other funds that invest more broadly or favor different investment styles.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer of a fixed-income security generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from the current, historically low interest rate environment may lead to heightened volatility and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Fixed-income securities are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.
Funds may invest in fixed-income securities of companies with small- or medium-sized market capitalizations. Investments in companies with smaller market capitalizations may involve greater risks, price volatility (wide, rapid fluctuations), and less liquidity than investments in larger, more mature companies.
Foreign Currency
Certain of a fund’s investments will be denominated in foreign currencies or traded in securities markets in which settlements are made in foreign currencies. Any income on such investments is generally paid to a fund in foreign currencies. In addition, funds may engage in foreign currency transactions for both hedging and investment purposes, as well as to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.
The value of foreign currencies relative to the U.S. dollar varies continually, causing changes in the dollar value of a fund’s portfolio investments (even if the local market price of the investments is unchanged) and changes in the dollar value of a fund’s income available for distribution to its shareholders. The effect of changes in the dollar value of a foreign currency on the dollar value of a fund’s assets and on the net investment income available for distribution may be favorable or unfavorable. Transactions in non-U.S. currencies are also subject to many of the risks of investing in foreign (non-U.S.) securities; for example, changes in foreign economies and political climates are more likely to affect a fund that has foreign currency exposure than a fund that invests exclusively in U.S. companies and currency. There also may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. Transactions in foreign currencies, foreign currency denominated debt and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

A fund may incur costs in connection with conversions between various currencies. In addition, a fund may be required to liquidate portfolio assets, or may incur increased currency conversion costs, to compensate for a decline in the dollar value of a foreign currency occurring between the time when a fund declares and pays a dividend, or between the time when a fund accrues and pays an operating expense in U.S. dollars. To protect against a change in the foreign currency exchange rate between the date on which a fund contracts to purchase or sell a security and the settlement date for the purchase or sale, to gain exposure to one or more foreign currencies or to “lock in” the equivalent of a dividend or interest payment in another currency, a fund might purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate.
Currency hedging involves some of the same general risks and considerations as other transactions with similar instruments (i.e., derivative instruments) and hedging. Currency transactions are also subject to additional risks. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Settlement of a currency forward contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.
Foreign Securities
The Funds consider a security to be tied economically to countries outside the U.S. (a "foreign security") if the issuer of the security has its principal place of business or principal office outside the U.S., has its principal securities trading market outside the U.S., or derives a majority of its revenue from outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of nationalization, expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A fund may invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
If a fund's portfolio is over-weighted in a certain geographic region, any negative development affecting that region will have a greater impact on the fund than a fund that is not over-weighted in that region.
Hedging
Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the ability of those managing the fund's investments to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the ability of those managing the fund's investments to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, those managing the fund's investments may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Investment Company Securities
Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, various exchange-traded funds ("ETFs"), and other open-end investment companies, represent interests in professionally managed portfolios that may invest in a variety of instruments. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. ETFs are often structured to perform in a similar fashion to a broad-based securities index. Investing in ETFs involves generally the same risks as investing directly in the underlying instruments. Investing in ETFs involves the risk that they will not perform in exactly the same fashion, or in response to the same factors, as the index or underlying instruments. Shares of ETFs may trade at prices other than NAV.

A fund that invests in another investment company is subject to the risks associated with direct ownership of the securities in which such investment company invests. Fund shareholders indirectly bear their proportionate share of the expenses of each such investment company, including its advisory and administrative fees. The Fund would also continue to pay its own advisory fees and other expenses. Consequently, the Fund and its shareholders would, in effect, absorb two levels of fees with respect to investments in other investment companies.
A fund may invest in affiliated underlying funds, and those who manage such fund's investments and their affiliates may earn different fees from different underlying funds and may have an incentive to allocate more fund assets to underlying funds from which they receive higher fees.
Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and certain other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.

Master Limited Partnerships ("MLPs")
A master limited partnership ("MLP") that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. For example, the business of certain MLPs is affected by supply and demand for energy commodities because such MLPs derive revenue and income based upon the volume of the underlying commodity produced, transported, processed, distributed, and/or marketed. Many MLPs are also subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
MLPs tend to pay relatively higher distributions than other types of companies. The amount of cash that an MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLP's level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.
Certain benefits derived from investment in MLPs depend largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. MLPs taxed as partnerships file a partnership tax return for U.S. federal, state, and local income tax purposes and communicate the Fund's allocable share of the MLP's income, gains, losses, deductions, and expenses via a "Schedule K-1." Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your tax returns. In some circumstances the Fund may need to send you a corrected Form 1099, which could require you to amend your tax returns. For example, if the Fund keeps MLP investments until the basis (generally the price paid for the units, as adjusted downwards with each distribution and allocation of deductions and losses, and upwards with each allocation of taxable income and gain) is zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099.

If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
To the extent a distribution received by a fund from an MLP is treated as a return of capital, the fund's adjusted tax basis in the interests of the MLP will be reduced, which may increase the fund's tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.
Portfolio Turnover (Active Trading)
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) are considered actively-traded and often have higher transaction costs (which are paid by the fund), may result in higher taxes when fund shares are held in a taxable account, and may lower the fund's performance. High portfolio turnover can result in a lower capital gain distribution due to higher transaction costs added to the basis of the assets or can result in lower ordinary income distributions to shareholders when the transaction costs cannot be added to the basis of assets. Both events reduce fund performance.
Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities include preferred stock and various types of junior subordinated debt and trust preferred securities. Preferred securities may pay fixed rate or adjustable rate distributions and generally have a payment "preference" over common stock, but are junior to the issuer's senior debt in a liquidation of the issuer's assets. Preference would mean that a company must pay on its preferred securities before paying on its common stock, and that any claims of the preferred security holder would typically be ahead of common stockholders' claims on assets in a corporate liquidation.

Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities; the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.

Real Estate Investment Trusts ("REITs")
REITs involve certain unique risks in addition to the risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. A fund that invests in a REIT is subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.
Regular REIT dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income for U.S. income tax purposes. Any distribution of income attributable to regular REIT dividends from a Fund's investment in a REIT will not qualify for the deduction that would be available to a non-corporate shareholder were the shareholder to own such REIT directly.
Investment in REITs also involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Real Estate Securities
Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Redemption and Large Transaction Risk
Ownership of the fund's shares may be concentrated in one or a few large investors (such as funds of funds, institutional investors, and asset allocation programs) that may redeem or purchase shares in large quantities. These transactions may cause the fund to sell securities to meet redemptions or to invest additional cash at times it would not otherwise do so, which may result in increased transaction costs, increased expenses, changes to expense ratios, and adverse effects to fund performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Moreover, reallocations by large shareholders among share classes of a fund may result in changes to the expense ratios of affected classes, which may increase the expenses paid by shareholders of the class that experienced the redemption.

As an example, as of August 31, 2018, PFI and Principal Variable Contracts Funds, Inc. ("PVC") funds of funds owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below. PGI is the advisor to the funds of funds and is committed to minimizing the potential impact of redemption and large transaction risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds that it manages. However, PGI may face conflicts of interest in fulfilling responsibilities to all such funds.

Fund	Total Percentage of Outstanding Shares Owned
Global Opportunities Fund	97.08%
As of October 31, 2018, PFI and PVC funds of funds owned the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below.

Fund	Total Percentage of Outstanding Shares Owned
Diversified International Fund	33.56%
ADDITIONAL INFORMATION ABOUT THE FUNDS
Multiple Classes of Shares
The PFI Board of Directors has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired Fund offers Class A and Institutional Class. The Acquiring Fund offers Class A, Class C, Class J, Institutional Class, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, and Class R-6. The shares are the same except for differences in purchaser eligibility, class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading, and other fees, as described elsewhere in this Proxy Statement/Prospectus. Additional share classes may be offered in the future by the Acquiring Fund.

Intermediary Compensation
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment advisor, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.
Dividends and Distributions
Dividends are based on estimates of income, expenses, and shareholder activity for the Funds. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to record date shareholders; this record date is the business day before the payment date. The payment schedule is as follows:

•	The Acquired Fund and Acquiring Fund each pay its net investment income annually in December.
For more details on the payment schedule, go to: www.principalfunds.com/taxcenter.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day before the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid; however, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such, regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), you will receive a notice disclosing the source of such distributions. Furthermore, such notice will be posted monthly on our website at www.principalfunds.com/sources-of-distribution. You may request a copy of all such notices, free of charge, by telephoning 1 (800) 222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment. Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax. For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m., Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order (in proper form) at our transaction processing center in Kansas City, Missouri. To process your transaction (purchase, redemption, or exchange) on the day we receive it, we must receive the order (with complete information):

•	on a day that the NYSE is open and

•	before the close of trading on the NYSE (normally 3:00 p.m., Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading. The Funds will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its shares as of 3:00 p.m., Central Time, if the particular disruption directly affects only the NYSE.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, we will return the application and check to you.
For each of the Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liability of each class

•	dividing the remainder by the total number of shares outstanding for that class.

With respect to any portion of a Fund’s assets invested in other registered investment companies, that portion of the Fund's NAV is calculated based on the price (NAV or market, as applicable) of such other registered investment companies.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day before the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which PGI expects the securities may be sold.

TAX INFORMATION
It is a policy of the Funds to make distributions of substantially all of their respective investment income and any net realized capital gains. Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or are reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate for individuals and taxable trusts, some individuals and taxable trusts will be subject to a 20% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains. Some high-income individuals and taxable trusts will be subject to a Medicare 3.8% tax on unearned net investment income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 24%. The Fund is required in certain cases to withhold and remit to the U.S. Treasury 24% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder who has provided either an incorrect tax identification number or no number at all, who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income under current rules.
If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of such shares less than 91 days after they are acquired, and subsequently acquires shares of the Fund or another fund at a reduced sales charge pursuant to a right to reinvest at such reduced sales charge acquired in connection with the acquisition of the shares disposed of, then the sales charge on the shares disposed of (to the extent of the reduction in the sales charge on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Under proposed U.S. Treasury Regulations non-corporate Fund shareholders meeting certain holding period requirements may be able to deduct up to 20 percent of qualified REIT dividends passed through and reported to them by the Fund. The 20 percent deduction applies to qualified REIT dividends distributed during 2018-2025 tax years.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.
DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of PFI. PFD is an affiliate of Principal Life Insurance Company and, with it, is a subsidiary of Principal Financial Group, Inc. and member of Principal®.

PFI has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for Class A shares of PFI. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 Plans are made by the Funds to the Distributor pursuant to the 12b-1 Plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the Funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. These intermediaries include Principal Securities, Inc., a broker-dealer affiliated with PGI. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annual Rule 12b-1 fee for distribution-related expenses and/or for providing services to shareholders under each 12b-1 Plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fee
A	0.25%
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class, and the activities vary depending on the share class. In addition to shareholder services, examples of such sales or distribution-related expenses include, but are not limited to:

•	Compensation to salespeople and selected dealers, including ongoing commission payments.

•	Printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.
Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments under the 12b-1 Plans will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plans when the Board directs the implementation of the closure of a Fund.
Class A shares
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid.
Commissions, Finder’s Fees, and Ongoing Payments
See "The Cost of Investing and Ongoing Fees" for more details.
Class A Shares
All or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges.
In lieu of commissions, the Distributor may pay intermediaries a finder’s fee on initial investment by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finder’s fee. The finder’s fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between $5 million and $49,999,999, and 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers, and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finder’s fee to the Distributor to the extent shares are redeemed within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.
Additionally, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at a rate that varies by class, as noted above under “Distribution and/or Service (12b-1) Fees."

Additional Payments to Intermediaries
Shares of the Funds are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Classes A Shares
In addition to payments pursuant to 12b-1 Plans, sales charges, commissions, and finder’s fees, including compensation for referrals, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and shareholder services. In some situations, the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
PGI or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments may vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary.
The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
Institutional Class Shares
In addition to payments pursuant to 12b-1 Plans, PGI or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency, and/or shareholder services. In some situations the Fund will reimburse PGI or its affiliates for making such payments; in others, the Fund may make such payments directly to the intermediaries.

PGI or its affiliates may also pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such payments may vary, but generally do not exceed: (a) 0.10% of the current year’s sales of Fund shares by that intermediary or (b) 0.10% of the average net asset value of Fund shares held by clients of such intermediary.
Principal Life Insurance Company is one such intermediary that provides services relating to Fund shares held in retirement plans, and it is typically paid some or all of the Service Fees and Administrative Service Fees pertaining to such plans, and it also receives compensation paid by PGI from its own resources.
Institutional Class and Class A Shares
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
The amounts paid to intermediaries vary by share class and by Fund.
In some cases, the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training, and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases, the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information.
The payments described in this Proxy Statement/Prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by PGI and its affiliates, and by sponsors of other investment companies your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this Proxy Statement/Prospectus. Ask your Financial Professional about any fees and commissions they charge.

THE COST OF INVESTING AND ONGOING FEES
The Cost of Investing
Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Fund and share class selections must be made at the time of purchase.
Classes differ regarding the costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:
• the dollar amount you are investing,
• the amount of time you plan to hold the investment,
• any plans to make additional investments in the Principal Funds, and
• eligibility to purchase the class.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process and can help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance, and other factors. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fees and Expenses of the Funds
Classes A Shares
These share classes may include a front-end sales charge and/or contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. Appendix B to this prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions," contains information about intermediary-specific sales charge waivers and reductions that will be available if you purchase Fund shares through those intermediaries. The Proxy Statement/Prospectus discusses the initial sales charge or contingent deferred sales charge waivers or reductions that will be available if you purchase Fund shares directly from the Fund or through another intermediary not listed on Appendix B.

In all instances, to receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If you or your Financial Professional do not let the Fund know that you are eligible for a waiver or reduction, you may not receive a sales charge discount to which you are otherwise entitled.
Institutional Class Shares
These share classes are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Fund shares purchased with reinvested dividends or other distributions.
However, if you purchase Institutional Class shares through certain programs offered by certain financial intermediaries, you may be required to pay a commission and/or other forms of compensation to the broker, or to your Financial Professional or other financial intermediary. Shares of each Fund are usually available in other share classes that have different fees and expenses.
One-Time Fee - Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.” Acquired Fund shareholders will not pay this sales charge for shares issued in connection with the Reorganization.

CLASS A SALES CHARGES(1)
Class A Sales Charge as % of
Amount of Purchase	Amount Invested	Dealer Allowance as % of Offering Price
Less than $50,000	5.82%	4.75%
$50,000 but less than $100,000	4.99%	4.00%
$100,000 but less than $250,000	3.90%	3.00%
$250,000 but less than $500,000	3.09%	2.50%
$500,000 but less than $1,000,000	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%(2)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The availability of certain sales charge waivers and reductions will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of initial (front-end) sales charge waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix B to this Proxy Statement/Prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following initial sales charge waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or reductions.

Initial Sales Charge Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•	You may reinvest the Funds’ Class A share redemption proceeds without a sales charge within 90 days of the redemption, if you previously paid a sales charge.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of Principal Funds, member companies of Principal®, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age and including in-laws), and parents, including in-laws) and trusts created by or primarily for the benefit of these individuals;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that makes available shares of a Fund;

•
clients investing in Class A shares through a “wrap account” or investment product offered through broker-dealers, registered investment advisors, and other financial institutions under which clients may pay a fee to the broker-dealer, registered investment advisor, or financial institution;

•
any investor who buys Class A shares through an omnibus account held by financial intermediaries, such as a bank, broker-dealer, or other financial institution, and that does not accept or charge the initial sales charge;

•	financial intermediaries who offer shares to self-directed investment brokerage accounts; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account. For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs, or other IRAs.

•
The following two bullet points are only applicable to intermediaries that are affiliated with Principal Financial Group, Inc. A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•	Premier Credit Union when the shares are owned directly with Principal Funds; and

•	non-ERISA clients of Principal Global Investors, LLC.
Initial Sales Charge Reduction - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A shares of Principal Funds owned by such persons, to determine the applicable sales charge. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent ("SOI"). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Classes A shares of Principal Funds owned by such persons. The sales charge is based on the total amount to be invested in a 13-month period. If the intended investment is not made (or shares are sold during the 13-month period), sufficient shares will be sold to pay the additional sales charge due. If a shareholder who signs an SOI dies within the 13-month period, no additional front-end sales charge will be required and the SOI will be considered met. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SARSEP, non-qualified deferred compensation, or payroll deduction plan established before March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.

Institutional Class Shares
Purchases of these classes of shares are not subject to a front-end sales load. The offering price for such shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
One-Time Fee - Contingent Deferred Sales Charge ("CDSC")
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold. The CDSC will not be charged as a result of the Reorganization. However, the original purchase date of the Acquired Fund shares determines if the Acquiring Fund shares received by Acquired Fund shareholders in the Reorganization are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Institutional Class Shares
These share classes are not subject to a CDSC.

CDSC Waiver
The CDSC may be waived on Classes A shares of the Funds; waivers vary depending on how shares are purchased. Certain waivers and reductions apply when shares are purchased directly from the Fund; others apply when shares are purchased through an intermediary. Intermediaries may have different policies and procedures regarding the availability of waivers or reductions of the CDSC. Such intermediary-specific sales charge variations are described in Appendix B to this Proxy Statement/Prospectus, titled "Intermediary-Specific Sales Charge Waivers and Reductions." If you purchase Fund shares through an intermediary listed on Appendix B, you will be eligible to the receive only the intermediary's applicable waivers and reductions described on Appendix B. If you purchase Fund shares directly from the Fund or through an intermediary not listed on Appendix B, you will be eligible to receive only the following CDSC waivers and reductions. In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of redemption of any facts qualifying you for sales charge waivers or reductions.
CDSC Waiver - For Purchases of Fund Shares From the Fund or Through Intermediaries Not Listed on Appendix B
For Classes A shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased before the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

Ongoing Fees
The ongoing fees are the operating expenses of a Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PGI and others who provide services to the Fund. These fees include:

•	Management Fee (all Classes) – Through the Management Agreement with the Funds, PGI has agreed to provide investment advisory services and corporate administrative services to the Funds.

•
Distribution Fee (Class A) – Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class A shares. Under the plan, these classes of each Fund pay a distribution fee based on the average daily NAV of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time, these fees may exceed other types of sales charges.

•
Other Expenses (all Classes) – A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense, expenses related to fund investments, and index licensing fees. Additional examples of other expenses include:

•
Transfer Agent Fee (all Classes) – Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to these classes. For Class A and Institutional Class shares, these services are currently provided at cost.

•
Certain Operating Expenses (Institutional Class and Class A) – Expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders of these classes, the cost of shareholder meetings held solely for shareholders of these classes, and other operating expenses of the Fund.

•	Acquired Fund Fees and Expenses (all Classes) – Fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board of Directors of the Funds has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds invest could flow through to the funds of funds as they would for any fund shareholder.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone, or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed before a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held before the exchange. We will give the shareholder written notice in this instance.
Institutional Class Shares
In addition to taking any of the foregoing actions, if PFI, or a Fund, deem abusive trading practices to be occurring, PFI may require a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption).
The Funds have adopted an exchange frequency restriction for these classes, described below in “Exchange of Fund Shares” to limit excessive trading in fund shares.

SHAREHOLDER RIGHTS
Each shareholder of a Fund is eligible to vote, either in person or by proxy, at all shareholder meetings for that Fund. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Fund. Each share has equal rights with every other share of the Fund as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or appraisal rights. Shares of a Fund are issued as full or fractional shares. Each fractional share has proportionately the same rights, including voting rights, as are provided for a full share. Shareholders of PFI may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Fund shareholders.
The bylaws of PFI also provide that PFI does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. PFI intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.
Shareholder inquiries should be directed to: Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
PURCHASE OF FUND SHARES
PFI offers funds in multiple share classes: A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S. Funds available in multiple share classes have the same investments, but differing expenses. Classes A and Institutional shares are offered by the Acquired Fund and Acquiring Fund. Classes C, J, R-1, R-2, R-3, R-4, R-5, and R-6 are also offered by the Acquiring Fund.

The Funds reserve the right to refuse or cancel any purchase orders, including those by exchange, for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PGI’s opinion, may be disruptive to the Funds. For these purposes, PGI may consider an investor’s trading history in a Fund or other funds sponsored by Principal Life and accounts under common ownership or control.
PGI may recommend to the Board, and the Board may elect, to close certain funds or share classes to new investors or to close certain funds or share classes to new and existing investors.
PFI will not issue certificates for shares.
No salesperson, broker-dealer, or other person is authorized to give information or make representations about a Fund other than those contained in this Proxy Statement/Prospectus. Information or representations not contained in this Proxy Statement/Prospectus may not be relied upon as having been provided or made by PFI, a Fund, PGI, any Sub-Advisor, or Principal Funds Distributor, Inc.
Procedures for Opening an Account
Class A Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
An investment in a Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional before making decisions about the account and type of investment that are appropriate for them.
Institutional Class Shares
Shares of the Funds are generally purchased through Financial Professionals. There are no sales charges on Institutional Class shares of the Fund.

Shareholder accounts in these share classes are generally maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally within an omnibus account, plan level account, or institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Contact your Financial Professional for additional information on how to buy shares.
Verification of Identity
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we (or your Financial Professional) may ask for your name, address, date of birth, and other information that will allow us (or your Financial Professional) to verify your identity. We (or your Financial Professional) may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
PFI will not establish accounts with foreign addresses. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account. PFI will not establish accounts that are for the benefit of a business/organization that is illegal under federal and/or state law (such as a marijuana clinic) or a person who owns or receives income from such an entity or whose source of funds is illegal.
Eligible Purchasers
You must be an eligible purchaser for a particular share class to buy shares of a Fund available in that share class. At the sole discretion of the Distributor, the Fund may broaden or limit the designation of eligible purchasers, permit certain types of investors to open new accounts, impose further restrictions on purchases, or reject any purchase orders, all without prior notice. Not all of the Funds are offered in every state. Please check with your Financial Professional or our home office for state availability.

Institutional Class Shares
Some eligible purchasers (as listed below) purchase shares through plans or other intermediaries; such plans or intermediaries may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each investor's financial considerations are different. You should speak with your Financial Professional to help you decide which share class is best for you.
Eligible purchasers of Institutional Class shares currently include, but are not limited to:

•	retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;

•	separate accounts of Principal Life;

•	Principal Life or any of its subsidiaries or affiliates;

•	any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;

•	clients of Principal Global Investors, LLC;

•	certain employer sponsored retirement plans with plan level omnibus accounts;

•	certain pension plans and employee benefit plans;

•	certain retirement account investment vehicles administered by foreign or domestic pension plans;

•
an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement between the intermediary and PFD or its affiliate;

•	certain retirement plan clients that have an organization, approved by Principal Life, for purposes of providing plan recordkeeping services;

•	investors investing at least $1,000,000 per fund;

•	sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;

•	certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans;

•	institutional clients that Principal Life has approved for purposes of providing plan recordkeeping;

•	institutional investors investing for their own account, including banks, trust companies, financial intermediaries, corporations, endowments and foundations;

•	collective trust funds, fund of funds or other pooled investment vehicles, and entities acting for the account of a public entity;

•	certain clients of a private banking division pursuant to a written agreement between the bank and PFD or its affiliate

•	the portfolio manager of any advisor to the fund;

•	certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others); and

•	retirement plans and IRAs investing through a retirement marketplace enabled by state legislation.
Minimum Investments
Classes A Shares
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan ("AIP") is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually.
Minimum initial and subsequent investments may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
Institutional Class Shares
There are no minimum initial or subsequent investment requirements for an investor who otherwise qualifies as an eligible purchaser.

Payment
Classes A Shares
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check), bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
You may reinvest your redemption proceeds, dividend payment, or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds within 90 days of the date of the redemption. To purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 90 days of the date of redemption. The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 90 days. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.
Your Financial Professional can help you establish an Automatic Investment Plan ("AIP"). You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day before your selected day.
Institutional Class Shares
Payments are generally to be made through your plan or intermediary. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
For Institutional Class shareholders investing through a retirement marketplace enabled by state legislation, please contact Principal Funds by calling 1 (800) 222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
REDEMPTION OF FUND SHARES
Under normal circumstances, you may redeem shares of any class of the Fund at any time. There is no fee for any redemption. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in "Exchange of Fund Shares."

The shares you redeem will have the NAV per share that is next computed after the Fund receives and accepts your redemption order in proper and complete form. The amount you receive will be reduced by any applicable CDSC except as noted above; see "The Cost of Investing and Ongoing Fees - One-Time Fee - Contingent Deferred Sales Charge ("CDSC") - CDSC Waiver." Your redemption proceeds will generally be sent on the next business day (a day when the NYSE is open for normal business). Although you can redeem your shares at any time, if you purchased shares by check or ACH and subsequently request a redemption of those shares, your redemption proceeds will generally be delayed for seven calendar days after the purchase to allow a sufficient period of time to ensure your recent payment has been cleared by the relevant bank. To redeem shares purchased by check or ACH within the previous seven days, the Funds require redemption requests with respect to those shares to be submitted in writing or by telephone, unless you contact the Fund and make alternate arrangements.
Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payments for more than seven days, as permitted by federal securities law.
The Funds expect to meet redemption requests through holdings of cash or the sale of investments held in cash equivalents. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests, a Fund will typically borrow money through the Fund’s interfund lending facility or through a bank line-of-credit. Funds may also choose to sell portfolio assets for the purpose of meeting redemption requests. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.
Classes A Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).

Distributions from IRA, SEP, SIMPLE, 403(b), and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 ½.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within the last 15 days) or sent by wire or ACH to a previously authorized U.S. bank account (if not added or changed within the last 15 days).
For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

•	when an owner has died;

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.
Except as described above, you may redeem shares of the Funds in any of the following ways:
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form, which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.

By Telephone or Website, in amounts of $100,000 or less
To sell shares by telephone:

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	Wire or ACH to a previously authorized U.S. bank account that must not have been added or changed within the last 15 days.

•	If our phone lines are busy or our website is unavailable, you may need to send in a written sell order.
Telephone and/or Website redemption privileges are NOT available for all account types.
Institutional Class Shares
You may redeem shares of the Funds in any of the following ways:
Through an Employer Sponsored Retirement Plan Administrator or Record-Keeper
If you own Fund shares in an eligible retirement or employee benefit plan, you must sell your shares through the plan’s administrator or record-keeper.
Through your Financial Professional
If your Fund shares are held for you in nominee form, you must sell those shares through your intermediary or dealer.
By Mail
To sell shares by mail, you must:

•	Send a letter or our distribution form, which is signed by an owner of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
If you send a letter rather than our distribution form, the letter must be in a form acceptable to the Fund.

By Telephone
To sell shares by telephone:

•	Telephone privileges must apply to the account from which the shares are sold.

•	A shareholder or the shareholder’s Financial Professional may request to sell shares by telephone.

•
A maximum amount of $10,000,000 of redemption requests will be permitted per day per account, as the combined amount from all funds, provided the proceeds are to be sent to a previously authorized U.S. bank account (that must not have been added or changed within the last 15 days).

•
A maximum of $500,000 of redemption requests will be permitted per day, as the combined amount from all funds, provided the proceeds are to be sent by check through the mail to the address on the account and such address must not have changed within the last 15 days.

•	If our telephone lines are busy, you may need to send in a written sell order.
Systematic Withdrawal Plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
Distributions in Kind
Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution of “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this Proxy Statement/Prospectus.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. All exchanges completed on the same day are considered a single exchange for purposes of the exchange limitations described below. To prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or PGI believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange, or close an account.

Classes A Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.
You may exchange shares by:

•	sending a written request to Principal Funds,

•	using our website, or

•	calling us, if you have telephone privileges on the account.
Automatic Exchange Election
This election authorizes an exchange from one Fund of Principal Funds to another Fund of Principal Funds on a monthly, quarterly, semiannual, or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made,

•	sending us your written instructions, or

•	completing an Automatic Exchange Election form.
Your automatic exchange continues until:

•	you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or

•	your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year before your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

If an Acquired Fund shareholder set up an automatic exchange prior to the Reorganization, that election will be carried over to the Acquiring Fund post-Reorganization automatically, unless the automatic exchange election was between the Acquired Fund and Acquiring Fund (in which case such automatic exchange would be stopped post-Reorganization).
General

•	An exchange by any joint owner is binding on all joint owners.

•
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options, and dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore, exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfers to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to the employee benefit plan. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Institutional Class Shares
A shareholder, which may include a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary (which may include, without limitation, an employee retirement plan or other employee benefit plan, plan administrator, plan record keeper, or managed account provider) imposes, Fund shares may be exchanged, without charge, for shares of the same share class of any other Fund of the Principal Funds, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,

•	the share class of such other Fund is available through the intermediary,

•	the share class of such other Fund is available in the shareholder’s state of residence, and

•
with respect to shares purchased through an intermediary that is willing and able to impose the 30-day exchange or repurchase restriction described below, the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund.

With respect to shares purchased through an intermediary that is willing and able to impose a 30-day exchange or repurchase restriction, an order to purchase shares of any Fund, except shares of the Money Market Fund, will be rejected if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions or to transactions by managers of funds of funds in shares of the underlying Funds.
If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange or repurchase restriction described above, Fund management may waive this restriction based on:

•	exchange and repurchase limitations that the intermediary is able to impose if, in management’s judgment, such limitations are reasonably likely to prevent excessive trading in Fund shares; or

•	the implementation of other transaction monitoring management believes is reasonably likely to identify and prevent excessive trading in Fund shares.

The Funds’ transfer agent employs transaction monitoring that management believes is reasonably likely to identify and prevent excessive trading in Fund shares. The 30-day exchange or repurchase restriction described above is not imposed with respect to shares held directly with the Funds’ transfer agent. However, such shares may be purchased through an intermediary that imposes such an exchange or repurchase restriction.
PORTFOLIO HOLDINGS INFORMATION
A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in PFI's Statement of Additional Information.
VOTING INFORMATION
Voting Procedures. PFI is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation of proxies on behalf of the Board to be used at the Meeting. If you complete and return the enclosed proxy card, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways: (i) by sending a written notice of revocation to the Meeting Secretary of Principal Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392; (ii) by submitting another properly signed card at a later date to the Meeting Secretary of Principal Funds, Inc., in care of Principal Financial Group, 711 High Street, Des Moines, Iowa 50392; (iii) by submitting another proxy by telephone or via the Internet at a later date; or (iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
PFI has hired Broadridge Financial Solutions, Inc. ("Broadridge") to send proxy solicitations. The parties to the agreement are Broadridge and Principal Life Insurance Company, Inc. and its affiliates. The estimated cost of the solicitation is $7,000. This cost will be paid by PGI.

Voting Rights. Only shareholders of record at the close of business on October 7, 2019 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of that Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present in person or by proxy at the Meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.
Quorum Requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting. Abstentions and broker non-votes, if any, are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve the Proposal is determined with reference to a percentage of votes present at the Meeting, which has the effect of counting abstentions and broker non-votes as if they were votes against the Proposal.
In the event the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation Procedures. PFI intends to retain Broadridge to solicit proxies by mail. Officers or employees of Broadridge or their affiliates may make additional solicitations by telephone, Internet, facsimile, or personal contact. They will be compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.
Expenses of the Meeting. The direct expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, solicitation costs, and audit fees, will be paid for by PGI.
OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of October 7, 2019, the Record Date, the number of shares outstanding for each class of the Acquired Fund and Acquiring Fund:

TO BE FILED BY AMENDMENT
GLOBAL OPPORTUNITIES FUND		DIVERSIFIED INTERNATIONAL FUND
(Acquired Fund)		(Acquiring Fund)
Share Class	Shares Outstanding	Share Class	Shares Outstanding
A		A
Institutional		C
J
Institutional
R-1
R-2
R-3
R-4
R-5
R-6

As of the October 7, 2019 Record Date, the Directors and Officers of PFI together owned (to be filed by amendment) percent of the outstanding shares of any class of shares of the Acquired Fund or Acquiring Fund.
As of the October 7, 2019 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquired Fund:

TO BE FILED BY AMENDMENT
Fund/Class	Percent of Ownership	Name and Address of Owner
GLOBAL OPPORTUNITIES
As of the October 7, 2019 Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of the Acquiring Fund:

TO BE FILED BY AMENDMENT
Fund/Class	Percent of Ownership	Name and Address of Owner
DIVERSIFIED INTERNATIONAL

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual periods ended February 28, 2019 for the Acquired Fund and April 30, 2019 for the Acquiring Fund. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended August 31, 2014 through August 31, 2018 for the Acquired Fund and fiscal years ended October 31, 2014 through October 31, 2018 for the Acquiring Fund have been derived from the financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal years ended August 31, 2018 for the Acquired Fund and October 31, 2018 for the Acquiring Fund. Copies of these reports are available on request as described above. Information on the semi‑annual periods ended February 28, 2019 for the Acquired Fund and April 30, 2019 for the Acquiring Fund have not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

GLOBAL OPPORTUNITIES FUND
Class A Shares	2019 (c)	2018	2017	2016	2015	2014 (g)
Net Asset Value, Beginning of Period	$12.92	$13.01	$11.45	$11.36	$13.20	$11.45
Net Investment Income (Loss)(a)	0.01	0.09	0.10	0.10	0.10	0.07
Net Realized and Unrealized Gain (Loss) on Investments	(1.23)	1.06	1.58	0.18	(0.67)	1.74
Total From Investment Operations	(1.22)	1.15	1.68	0.28	(0.57)	1.81
Dividends from Net Investment Income	(2.71)	(0.31)	(0.12)	(0.09)	(0.06)	(0.06)
Distributions from Realized Gains	(5.35)	(0.93)	–	(0.10)	(1.21)	–
Total Dividends and Distributions	(8.06)	(1.24)	(0.12)	(0.19)	(1.27)	(0.06)
Net Asset Value, End of Period	$3.64	$12.92	$13.01	$11.45	$11.36	$13.20
Total Return(b)	(2.32)%(d)	9.19%	14.86%	2.50%	(4.36)%	15.86% (d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,959	$5,098	$4,555	$4,940	$4,054	$2,540
Ratio of Expenses to Average Net Assets	1.50%(e)	1.50%	1.50%	1.50%	1.50%	1.50% (e)
Ratio of Gross Expenses to Average Net Assets	2.39%(e),(f)	1.92% (f)	1.98% (f)	1.92% (f)	2.16% (f)	3.95% (e),(f)
Ratio of Net Investment Income to Average Net Assets	0.33%(e)	0.73%	0.84%	0.90%	0.82%	0.61% (e)
Portfolio Turnover Rate	42.5%(e)	93.2%	117.1%	145.3%	138.7%	128.4% (e)

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

GLOBAL OPPORTUNITIES FUND
Institutional Class Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.07	$13.13	$11.57	$11.46	$13.28	$10.91
Net Investment Income (Loss)(a)	0.06	0.17	0.18	0.17	0.18	0.14
Net Realized and Unrealized Gain (Loss) on Investments	(1.22)	1.08	1.58	0.20	(0.67)	2.30
Total From Investment Operations	(1.16)	1.25	1.76	0.37	(0.49)	2.44
Dividends from Net Investment Income	(2.74)	(0.38)	(0.20)	(0.16)	(0.12)	(0.07)
Distributions from Realized Gains	(5.35)	(0.93)	–	(0.10)	(1.21)	–
Total Dividends and Distributions	(8.09)	(1.31)	(0.20)	(0.26)	(1.33)	(0.07)
Net Asset Value, End of Period	$3.82	$13.07	$13.13	$11.57	$11.46	$13.28
Total Return(b)	(1.72)% (d)	9.97%	15.49%	3.21%	(3.72)%	22.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,536	$722,840	$946,975	$1,320,900	$1,255,650	$1,403,422
Ratio of Expenses to Average Net Assets	0.85% (e)	0.85%	0.85%	0.85%	0.84%	0.84%
Ratio of Gross Expenses to Average Net Assets	0.92% (e),(f)	0.86% (f)	0.85% (f)	–	0.84% (f)	0.84% (f)
Ratio of Net Investment Income to Average Net Assets	1.04% (e)	1.33%	1.52%	1.53%	1.43%	1.14%
Portfolio Turnover Rate	42.5% (e)	93.2%	117.1%	145.3%	138.7%	128.4%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Six months ended February 28, 2019.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.
(g)	Period from September 30, 2013, date shares first offered, through August 31, 2014.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class A Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.26	$13.96	$11.35	$11.55	$11.96	$11.79
Net Investment Income (Loss)(a)	0.09	0.20	0.11	0.13	0.15	0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(1.71)	2.63	(0.22)	(0.44)	0.22
Total From Investment Operations	0.75	(1.51)	2.74	(0.09)	(0.29)	0.35
Dividends from Net Investment Income	(0.15)	(0.19)	(0.13)	(0.11)	(0.12)	(0.18)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.71)	(0.19)	(0.13)	(0.11)	(0.12)	(0.18)
Net Asset Value, End of Period	$12.30	$12.26	$13.96	$11.35	$11.55	$11.96
Total Return (j)	7.01%(d)	(10.99)%	24.41%	(0.78)%	(2.39)%	2.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$223,350	$217,118	$256,761	$221,880	$242,162	$255,248
Ratio of Expenses to Average Net Assets	1.28%(f),(g)	1.31%	1.35%	1.36%	1.35%	1.33%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.51%(f)	1.42%	0.92%	1.21%	1.28%	1.10%
Portfolio Turnover Rate	66.1%(f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class C Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.21	$13.92	$11.30	$11.51	$11.91	$11.77
Net Investment Income (Loss)(a)	0.04	0.10	0.02	0.06	0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.67	(1.71)	2.64	(0.23)	(0.43)	0.21
Total From Investment Operations	0.71	(1.61)	2.66	(0.17)	(0.37)	0.25
Dividends from Net Investment Income	(0.05)	(0.10)	(0.04)	(0.04)	(0.03)	(0.11)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.61)	(0.10)	(0.04)	(0.04)	(0.03)	(0.11)
Net Asset Value, End of Period	$12.31	$12.21	$13.92	$11.30	$11.51	$11.91
Total Return (j)	6.58% (d)	(11.68)%	23.60%	(1.49)%	(3.12)%	2.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,115	$15,031	$16,331	$13,511	$14,376	$13,125
Ratio of Expenses to Average Net Assets	2.02% (f),(g)	2.08% (g)	2.08% (g)	2.08% (g)	2.08% (g)	2.08% (g)
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0.64% (f)	0.70%	0.18%	0.51%	0.55%	0.36%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class J Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.13	$13.82	$11.23	$11.43	$11.83	$11.67
Net Investment Income (Loss)(a)	0.09	0.21	0.13	0.15	0.16	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.65	(1.69)	2.61	(0.23)	(0.43)	0.21
Total From Investment Operations	0.74	(1.48)	2.74	(0.08)	(0.27)	0.35
Dividends from Net Investment Income	(0.17)	(0.21)	(0.15)	(0.12)	(0.13)	(0.19)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.73)	(0.21)	(0.15)	(0.12)	(0.13)	(0.19)
Net Asset Value, End of Period	$12.14	$12.13	$13.82	$11.23	$11.43	$11.83
Total Return (j)	7.00%(d),(e)	(10.89)% (e)	24.76% (e)	(0.66)% (e)	(2.26)% (e)	2.98% (e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$157,903	$155,540	$192,872	$164,531	$181,039	$200,044
Ratio of Expenses to Average Net Assets	1.16% (f)	1.17%	1.17%	1.17%	1.25%	1.26%
Ratio of Gross Expenses to Average Net Assets(b)	1.25% (f)	1.20%	1.20%	1.20%	1.28%	1.30%
Ratio of Net Investment Income to Average Net Assets	1.63% (f)	1.56%	1.09%	1.40%	1.38%	1.16%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Institutional Class Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.23	$13.93	$11.32	$11.53	$11.94	$11.77
Net Investment Income (Loss)(a)	0.04	0.26	0.17	0.19	0.21	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.73	(1.71)	2.63	(0.23)	(0.44)	0.21
Total From Investment Operations	0.77	(1.45)	2.80	(0.04)	(0.23)	0.40
Dividends from Net Investment Income	(0.22)	(0.25)	(0.19)	(0.17)	(0.18)	(0.23)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.78)	(0.25)	(0.19)	(0.17)	(0.18)	(0.23)
Net Asset Value, End of Period	$12.22	$12.23	$13.93	$11.32	$11.53	$11.94
Total Return (j)	7.23% (d)	(10.60)%	25.17%	(0.34)%	(1.90)%	3.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$308,855	$10,407,141	$11,494,748	$7,449,362	$5,579,231	$4,849,850
Ratio of Expenses to Average Net Assets	0.79% (f),(g)	0.83% (g)	0.84% (g)	0.85%	0.85%	0.85%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0.76% (f)	1.91%	1.41%	1.73%	1.75%	1.58%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-1 Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.20	$13.89	$11.28	$11.48	$11.87	$11.70
Net Investment Income (Loss)(a)	0.07	0.14	0.07	0.09	0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(1.70)	2.62	(0.23)	(0.43)	0.20
Total From Investment Operations	0.73	(1.56)	2.69	(0.14)	(0.32)	0.29
Dividends from Net Investment Income	(0.11)	(0.13)	(0.08)	(0.06)	(0.07)	(0.12)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.67)	(0.13)	(0.08)	(0.06)	(0.07)	(0.12)
Net Asset Value, End of Period	$12.26	$12.20	$13.89	$11.28	$11.48	$11.87
Total Return (j)	6.75% (d)	(11.34)%	24.04%	(1.20)%	(2.80)% (h)	2.56% (h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,012	$3,998	$4,957	$4,570	$5,298	$6,020
Ratio of Expenses to Average Net Assets	1.65% (f),(g)	1.71%	1.71%	1.72%	1.73%	1.73%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.12% (f)	0.99%	0.55%	0.83%	0.89%	0.72%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-2 Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.16	$13.85	$11.25	$11.43	$11.83	$11.67
Net Investment Income (Loss)(a)	0.07	0.15	0.08	0.11	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(1.69)	2.61	(0.22)	(0.43)	0.21
Total From Investment Operations	0.73	(1.54)	2.69	(0.11)	(0.31)	0.30
Dividends from Net Investment Income	(0.11)	(0.15)	(0.09)	(0.07)	(0.09)	(0.14)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.67)	(0.15)	(0.09)	(0.07)	(0.09)	(0.14)
Net Asset Value, End of Period	$12.22	$12.16	$13.85	$11.25	$11.43	$11.83
Total Return (j)	6.79% (d)	(11.23)%	24.18%	(0.99)%	(2.64)%	2.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,871	$4,064	$7,015	$5,778	$6,922	$9,816
Ratio of Expenses to Average Net Assets	1.52% (f),(g)	1.58%	1.58%	1.59%	1.60%	1.60%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.25% (f)	1.06%	0.69%	1.04%	1.01%	0.79%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-3 Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.21	$13.90	$11.29	$11.48	$11.89	$11.72
Net Investment Income (Loss)(a)	0.08	0.18	0.10	0.13	0.14	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(1.70)	2.63	(0.22)	(0.44)	0.22
Total From Investment Operations	0.74	(1.52)	2.73	(0.09)	(0.30)	0.34
Dividends from Net Investment Income	(0.13)	(0.17)	(0.12)	(0.10)	(0.11)	(0.17)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.69)	(0.17)	(0.12)	(0.10)	(0.11)	(0.17)
Net Asset Value, End of Period	$12.26	$12.21	$13.90	$11.29	$11.48	$11.89
Total Return (j)	6.87% (d)	(11.07)%	24.41%	(0.79)%	(2.54)%	2.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,853	$15,377	$26,409	$27,288	$37,260	$50,493
Ratio of Expenses to Average Net Assets	1.34% (f),(g)	1.40%	1.40%	1.41%	1.42%	1.42%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.44% (f)	1.30%	0.83%	1.16%	1.18%	1.00%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-4 Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.38	$14.10	$11.46	$11.66	$12.07	$11.90
Net Investment Income (Loss)(a)	0.08	0.21	0.13	0.15	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.68	(1.73)	2.65	(0.23)	(0.45)	0.22
Total From Investment Operations	0.76	(1.52)	2.78	(0.08)	(0.28)	0.36
Dividends from Net Investment Income	(0.16)	(0.20)	(0.14)	(0.12)	(0.13)	(0.19)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.72)	(0.20)	(0.14)	(0.12)	(0.13)	(0.19)
Net Asset Value, End of Period	$12.42	$12.38	$14.10	$11.46	$11.66	$12.07
Total Return (j)	7.02% (d)	(10.94)%	24.64%	(0.65)%	(2.30)%	3.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,811	$27,665	$41,921	$36,763	$36,818	$41,798
Ratio of Expenses to Average Net Assets	1.15% (f),(g)	1.21%	1.21%	1.22%	1.23%	1.23%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.43% (f)	1.50%	1.06%	1.32%	1.39%	1.17%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-5 Shares	2019 (c)	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.37	$14.07	$11.44	$11.64	$12.05	$11.88
Net Investment Income (Loss)(a)	0.10	0.23	0.15	0.16	0.18	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(1.72)	2.64	(0.22)	(0.44)	0.22
Total From Investment Operations	0.76	(1.49)	2.79	(0.06)	(0.26)	0.38
Dividends from Net Investment Income	(0.18)	(0.21)	(0.16)	(0.14)	(0.15)	(0.21)
Distributions from Realized Gains	(0.56)	–	–	–	–	–
Total Dividends and Distributions	(0.74)	(0.21)	(0.16)	(0.14)	(0.15)	(0.21)
Net Asset Value, End of Period	$12.39	$12.37	$14.07	$11.44	$11.64	$12.05
Total Return (j)	7.05% (d)	(10.74)%	24.75%	(0.52)%	(2.16)%	3.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$45,192	$47,424	$60,543	$61,816	$70,739	$79,982
Ratio of Expenses to Average Net Assets	1.03% (f),(g)	1.09%	1.09%	1.10%	1.11%	1.11%
Ratio of Gross Expenses to Average Net Assets(b)	–	–	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	1.75% (f)	1.63%	1.19%	1.45%	1.51%	1.33%
Portfolio Turnover Rate	66.1% (f)	51.1%	46.7%	48.2%	51.7%	67.0%

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

DIVERSIFIED INTERNATIONAL FUND
Class R-6 Shares	2019 (i)
Net Asset Value, Beginning of Period	$11.76
Net Investment Income (Loss)(a)	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.36
Total From Investment Operations	0.46
Dividends from Net Investment Income	–
Distributions from Realized Gains	–
Total Dividends and Distributions	–
Net Asset Value, End of Period	$12.22
Total Return (j)	3.91% (d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,118,844
Ratio of Expenses to Average Net Assets	0.72% (f),(g)
Ratio of Gross Expenses to Average Net Assets(b)	–
Ratio of Net Investment Income to Average Net Assets	4.74% (f)
Portfolio Turnover Rate	66.1% (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Excludes expense reimbursement from Manager and/or Distributor.
(c)	Six months ended April 30, 2019.
(d)	Total return amounts have not been annualized.
(e)	Total return is calculated without the contingent deferred sales charge.
(f)	Computed on an annualized basis.
(g)	Reflects Manager's contractual expense limit.
(h)
Total return is calculated using the traded net asset value which may differ from the reported net asset value. The traded net asset value is the net asset value which a shareholder would have paid or received from a subscription or redemption.

(i)	Period from March 1, 2019, date operations commenced, through April 30, 2019.
(j)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.

FINANCIAL STATEMENTS
The financial statements of the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended August 31, 2018 and the financial statements of the Acquiring Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2018 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Fund included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended February 28, 2019 and the unaudited financial statements of the Acquiring Fund included in PFI's Semi‑Annual Report to Shareholders for the six-month period ended April 30, 2019 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Laura B. Latham, Esq., Assistant Counsel and Assistant Secretary to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Jared A. Yepsen, Esq., Assistant Tax Counsel to PFI.
OTHER INFORMATION
PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

October ___, 2019
Des Moines, Iowa

Appendix A
FORM OF
PLAN OF ACQUISITION
Global Opportunities Fund and Diversified International Fund
The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that the Diversified International Fund series of the Fund (“DI”) acquire all of the assets of the Global Opportunities Fund series of the Fund (“GO”), in exchange for the assumption by DI of all of the liabilities of GO and for shares issued by DI which are thereafter to be distributed by GO pro rata to its shareholders in complete liquidation and termination of GO and in exchange for all of GO’s outstanding shares.
GO will transfer to DI and DI will acquire from GO, all of the assets of GO on the Closing Date and will assume from GO all of the liabilities of GO in exchange for the issuance of the number and class of shares of DI determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of GO of the corresponding class in complete liquidation and termination of GO and in exchange for all of GO's outstanding Class A and Institutional Class shares. GO will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by GO in proper form prior to the Closing Date shall be fulfilled by GO. Redemption requests received by GO thereafter will be treated as requests for redemption of those shares of DI allocable to the shareholder in question.
GO will declare, and DI may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, DI will issue to GO a number of full and fractional Class A and Institutional Class shares of DI, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the corresponding share class of GO. The aggregate value of the net assets of GO and DI shall be determined in accordance with the then-current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Global Investors, LLC (“PGI”), 711 High Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on December 20, 2019, or on such other date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for DI or GO to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, GO shall (a) distribute on a pro rata basis to the Class A and Institutional Class shareholders of record of GO at the close of business on the Closing Date the shares of DI of the corresponding class received by GO at the Closing in exchange for all of GO's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of DI to shareholders of GO, DI shall credit its books an appropriate number and class of its shares to the account of each shareholder of GO. No certificates will be issued for shares of DI. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of GO, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number and class of shares of DI to be credited on the books of DI in respect of such shares of GO as provided above.

GO will, within a reasonable period of time before the Closing Date, furnish DI with a list of GO’s portfolio securities and other investments. DI will, within a reasonable period of time before the Closing Date, identify the securities, if any, on GO's list referred to in the foregoing sentence that DI wishes to receive from GO and otherwise how DI wishes GO’s portfolio to be repositioned prior to the Closing in accordance with DI’s investment objective, policies and strategies. GO, if requested by DI, will reposition its portfolio as directed by DI prior to the Closing. In addition, if it is determined that the portfolios of GO and DI, when aggregated, would contain investments exceeding certain percentage limitations applicable to DI with respect to such investments, GO, if requested by DI, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing. Notwithstanding the foregoing, nothing herein will require GO to dispose of or purchase any investments or securities if, in the reasonable judgment of the Board of Directors of the Fund or PGI, the investment adviser to GO and DI, such disposition would adversely affect the status of the transactions contemplated in this Plan as a “reorganization,” as such term is used in Section 368(a) of the Internal Revenue Code of 1986, as amended, or would otherwise not be in the best interests of GO.
Prior to the Closing Date, GO shall deliver to DI a list setting forth the assets to be assigned, delivered and transferred to DI, including the securities then owned by GO and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by DI pursuant to this Plan.
All of GO’s portfolio securities shall be delivered by GO’s custodian on the Closing Date to DI or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of DI or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from GO’s account at its custodian to DI’s account at its custodian. If on the Closing Date GO is unable to make good delivery to DI’s custodian of any of GO’s portfolio securities because such securities have not yet been delivered to GO’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and GO shall deliver to DI’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to DI, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by DI.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of GO and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of GO no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of GO.
Except as expressly provided otherwise in this Plan, PGI will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed as of the _____ day of __________ 2019.

PRINCIPAL FUNDS, INC. on behalf of the following Acquired Fund: Global Opportunities Fund

By:

PRINCIPAL FUNDS, INC. on behalf of the following Acquiring Fund: Diversified International Fund

By:

PRINCIPAL GLOBAL INVESTORS, LLC (solely in connection with the payment of expenses)

By:

APPENDIX B
INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS
AND REDUCTIONS
Certain intermediaries have different policies and procedures regarding the availability of sales charge waivers and reductions, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or reductions. In order to receive a waiver or reduction offered by one intermediary or the Fund, the purchaser must purchase Fund shares from the Fund or intermediary offering the waiver or reduction. Please see the section of the Proxy Statement/Prospectus entitled “The Cost of Investing and Ongoing Fees” for more information on sales charges and waivers available for different classes.
Currently, the following intermediaries have implemented a schedule of sales charge waivers and reductions, as described below: Ameriprise Financial, Merrill Lynch, Morgan Stanley Wealth Management, and Raymond James.
Ameriprise Financial
Initial Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
The following information applies to Class A purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial. Effective June 15, 2018, if you purchase Class A Fund shares through an Ameriprise Financial platform or account you will be eligible only for the following initial sales charge waivers and reductions, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). However, the initial sales charge waiver does not apply to SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•
Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) accounts subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter, including through adoption) or any spouse of a covered family member who is a lineal descendant.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

Merrill Lynch
If you purchase Fund shares through a Merrill Lynch platform or account you will be eligible only for the following sales charge waivers (initial sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and reductions, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.
Initial Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

•	Shares purchased by or through a 529 Plan.

•	Shares purchased through a Merrill Lynch affiliated investment advisory program.

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform.

•	Shares of funds purchased through the Merrill Edge Self-Directed platform.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

•	Directors or Trustees of the Fund, and employees of the Fund’s investment advisor or any of its affiliates, as described in this prospectus.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

CDSC Waivers on Class A Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A shares only)

Initial Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus.

•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Class A shares of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases of Class A shares within a fund family, through Merrill Lynch, over a 13-month period of time.
Morgan Stanley Wealth Management
Initial Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
Effective July 1, 2018, if you purchase Class A Fund shares through a Morgan Stanley Wealth Management transactional brokerage account you will be eligible only for the following initial sales charge waivers, which differ from those disclosed elsewhere in this Proxy Statement/Prospectus or the Statement of Additional Information.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

•	Shares purchased through a Morgan Stanley self-directed brokerage account.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James
Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. or each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

PROXY TABULATOR P.O. BOX 9112 To vote by Internet FARMINGDALE, NY 11735 1) Read the Proxy Statement/Prospectus and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement/Prospectus and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement/Prospectus. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E85094-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The PFI Board of Directors recommends that you vote FOR the Proposal. For Against Abstain 1. Approval of a Plan of Acquisition providing for the reorganization of the Global Opportunities Fund into the Diversified International Fund. ! ! ! THANK YOU FOR VOTING. PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S. Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 18, 2019: The Notice of Special Meeting of Shareholders and Proxy Statement/Prospectus is available online at www.proxyvote.com E85095-TBD PRINCIPAL FUNDS, INC. ("PFI") GLOBAL OPPORTUNITIES FUND (the "Fund") SPECIAL MEETING OF SHAREHOLDERS DECEMBER 18, 2019 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of beneficial interest of the Fund, hereby appoints Kamal Bhatia, Laura B. Latham, Adam U. Shaikh and Clint L. Woods, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund, to be held at 801 Grand Avenue, Des Moines, Iowa 50392 on December 18, 2019 at 10:00 a.m. Central Time, and at any and all adjournments or postponements thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH HEREIN AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS. PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND PROMPTLY RETURN IN THE ENCLOSED ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

PART B
PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
STATEMENT OF ADDITIONAL INFORMATION
Dated: ___________, 2019
This Statement of Additional Information is available to the shareholders of Global Opportunities Fund (the "Acquired Fund") in connection with the proposed reorganization of the Acquired Fund into the Diversified International Fund (the "Acquiring Fund") (the "Reorganization"). The Acquired Fund and Acquiring Fund are each a separate series of Principal Funds, Inc. ("PFI").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated ___________, 2019, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on December 18, 2019, at 10:00 a.m., Central Time. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Funds, P.O. Box 219971, Kansas City, MO 64121-9971 or by calling toll-free at 1 (800) 222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information of PFI dated December 31, 2018, as amended and restated June 12, 2019, as supplemented on June 14, 2019, June 24, 2019, July 1, 2019, July 8, 2019, July 29, 2019, and September 16, 2019.

(2)
Statement of Additional Information of PFI dated March 1, 2019, as supplemented on March 18, 2019, March 29, 2019, April 12, 2019, April 29, 2019, May 7, 2019, May 31, 2019, June 14, 2019, June 24, 2019, July 1, 2019, July 2, 2019, July 29, 2019, August 23, 2019, and September 16, 2019.

(3)	Audited Financial Statements of the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended August 31, 2018.

(4)	Audited Financial Statements of the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2018.

(5)	Pro Forma Financial Statements.
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 033-59474 and 811-07572):

(1)
The Statement of Additional Information of PFI dated December 31, 2018, as amended and restated June 12, 2019, as supplemented on June 14, 2019, June 24, 2019, July 1, 2019, July 8, 2019, July 29, 2019, and September 16, 2019, and filed via EDGAR on those dates.

(2)
The Statement of Additional Information of PFI dated March 1, 2019, as supplemented on March 18, 2019, March 29, 2019, April 12, 2019, April 29, 2019, May 7, 2019, May 31, 2019, June 14, 2019, June 24, 2019, July 1, 2019, July 2, 2019, July 29, 2019, August 23, 2019, and September 16, 2019, and filed via EDGAR on those dates.

(3)
The financial statements of the Acquired Fund included in PFI's Annual Report to Shareholders for the fiscal year ended August 31, 2018, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on October 30, 2018 and the unaudited financial statements of the Acquired Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended February 28, 2019, as filed on Form N-CSRS on April 23, 2019.

(4)
The financial statements of the Acquiring Fund included in PFI's Annual Report to Shareholders for the fiscal year ended October 31, 2018, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 28, 2018 and the unaudited financial statements of the Acquiring Fund included in PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2019, as filed on Form N-CSRS on June 26, 2019.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1 (800) 222-5852 or online at www.principalfunds.com.
PRO FORMA FINANCIAL STATEMENTS
On September 10, 2019, PFI's Board of Directors approved a Plan of Acquisition whereby the Diversified International Fund (the "Acquiring Fund") will acquire all the assets of the Global Opportunities Fund (the "Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund.
Pro forma combining financial statements for the Global Opportunities Fund/Diversified International Fund are not included because, as of September 25, 2019, the assets of the Acquired Fund constituted less than 10% of the assets of the Acquiring Fund.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and
1.    Was committed in bad faith; or
2.    Was the result of active and deliberate dishonesty; or
(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or
(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.
If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.
The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Each director has entered into an indemnification agreement with the Fund. In addition, the interested directors each have available indemnifications from Principal Financial Group, Inc., the parent company of his/her employer, the Fund’s sponsor.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File Nos. 033-59474 and 811-07572

(1)	(a)	(1)	Articles of Amendment and Restatement dated 02/14/2019 - Filed as Ex-99(a) on 02/26/2019 (Accession No. 0000898745-19-000131)
(2)	Articles of Amendment effective 07/01/2019 - Filed as Ex-99(1)(a)(2) on July 24, 2019 (File Nos. 333-232791 and 811-07572) (Accession No. 0000898745-19-000563)
(b)	Articles Supplementary dated 05/02/2019 - Filed as Ex-99(a)(1) on 06/10/2019 (Accession No. 0000898745-000437)
(2)	Amended and Restated By-laws effective 06/11/2019 - Filed as Ex-99(2) on July 24, 2019 (File Nos. 333-232791 and 811-07572) (Accession No. 0000898745-19-000563)
(3)	N/A
(4)	Form of Plan of Acquisition (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	Amended and Restated Management Agreement dated 07/01/2019 - Filed as Ex-99(6)(a) on July 24, 2019 (File Nos. 333-232791 and 811-07572) (Accession No. 0000898745-19-000563)
(7)	(a)
Amended & Restated Distribution Agreement for Class A, Class C, Class J, Class P, Class S, Class T, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class R-6 and Institutional Class Shares dated 06/12/2017 - Filed as Ex-99(e)(1)b on 07/13/2017 (Accession No. 0000898745-17-001053)

(b)	Selling Agreement dated 08/31/2017 for Classes A, C, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and T Shares - Filed as Ex-99(e)(2)a on 12/15/2017 (Accession No. 0000898745-17-001335)
(c)	Amendment to Selling Agreement for Class S - Filed as Ex-99(e)(2)b on 12/15/2017 (Accession No. 0000898745-17-001335)
(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g)(1) on 07/16/2012 (Accession No. 0001144204-12-039659)
(10)	Rule 12b-1 Plan
(a)	Class A Amended and Restated Distribution Plan and Agreement dated 04/02/2019 - Filed as Ex-99(m)(1) on 06/10/2019 (Accession No. 0000898745-19-000437)
(b)	Class C Distribution Plan and Agreement dated 01/01/2014 - Filed as Ex-99(m)(2) on 02/25/2016 (Accession No. 0000898745-16-001024)
(c)	Class J Amended & Restated Distribution Plan and Agreement dated 09/11/2018 - Filed as Ex-99(m)(3) on 11/01/2018 (Accession No. 0000898745-18-000852)
(d)	Class R-1 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(4) on 12/15/2017 (Accession No. 0000898745-17-001335)
(e)	Class R-2 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(5) on 12/15/2017 (Accession No. 0000898745-17-001335)
(f)	Class R-3 Amended & Restated Distribution Plan and Agreement dated 03/01/2019 - Filed as Ex-99(m)(6) on 03/29/2019 (Accession No. 0000898745-19-000316)
(g)	Class R-4 Amended & Restated Distribution Plan and Agreement dated 09/06/2017 - Filed as Ex-99(m)(7) on 12/15/2017 (Accession No. 0000898745-17-001335)
(11)	Opinion and Consent of Counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of __________________ on tax matters **
(13)	N/A
(14)	Consent of Ernst & Young LLP, Independent Registered Public Accountants *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a)
Prospectus for A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, R-6, and S Class shares, dated December 31, 2018, included in Post-Effective Amendment No. 257 to the registration statement on Form N-1A (File Nos. 033-59474 and 811-07572) filed on December 21, 2018 (Accession No. 0000898745-18-001042), and as supplemented thereto, dated and filed on March 1, 2019, March 18, 2019, April 29, 2019, June 14, 2019, June 24, 2019, July 1, 2019, July 8, 2019, July 29, 2019, and September 16, 2019

(b)
Prospectus for A, C, J, Institutional, R-1, R-2, R-3, R-4, R-5, and R-6 Class shares, dated March 1, 2019, included in Post-Effective Amendment No. 260 to the registration statement on Form N-1A (File Nos. 033-59474 and 811-07572) filed on February 26, 2019 (Accession No. 0000898745-19-000131), and as supplemented thereto, dated and filed on March 18, 2019, April 3, 2019, April 9, 2019, April 12, 2019, April 29, 2019, May 24, 2019, May 31, 2019, June 14, 2019, June 24, 2019, July 1, 2019, July 2, 2019, July 12, 2019, July 29, 2019, August 5, 2019, and September 16, 2019

(c)
Statement of Additional Information dated December 31, 2018, as amended and restated June 12, 2019, included in Post-Effective Amendment No. 263 to the registration statement on Form N-1A (File Nos. 033-59474 and 811-07572) filed on June 10, 2019 (Accession No. 0000898745-19-000437), and as supplemented thereto, dated and filed on June 14, 2019, June 24, 2019, July 1, 2019, July 8, 2019, July 29, 2019, and September 16, 2019

(d)
Statement of Additional Information dated March 1, 2019, included in Post-Effective Amendment No. 260 to the registration statement on Form N-1A (File Nos. 033-59474 and 811-07572) filed on February 26, 2019 (Accession No. 0000898745-19-000131), and as supplemented thereto, dated and filed on March 18, 2019, March 29, 2019, April 12, 2019, April 29, 2019, May 7, 2019, May 31, 2019, June 14, 2019, June 24, 2019, July 1, 2019, July 2, 2019, July 29, 2019, and September 16, 2019

(e)	(1)	Annual Report of Principal Funds, Inc. for the fiscal year ended August 31, 2018 filed on Form N-CSR on October 30, 2018 (Accession Nos. 0000898745-18-000844 and 0000898745-18-000845)
	(2)	Semi-Annual Report of Principal Funds, Inc. for the semi-annual period ended February 28, 2019 filed on Form N-CSRS on April 23, 2019 (Accession Nos. 0000898745-19-000359 and 0000898745-19-000360)
	(3)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2018 filed on Form N-CSR on December 28, 2018 (Accession Nos. 0000898745-18-001093 and 0000898745-18-1094)
	(4)	Semi-Annual Report of Principal Funds, Inc. for the semi-annual period ended April 30, 2019 filed on Form N-CSRS on June 26, 2019 (Accession Nos. 0000898745-19-000484 and 0000898745-19-000485)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 25th day of September, 2019.

Principal Funds, Inc. (Registrant) /s/ K. Bhatia _____________________________________ K. Bhatia President and Chief Executive Officer

Attest: /s/ B. C. Wilson ______________________________________ B. C. Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ K. Bhatia __________________________ K. Bhatia	President and Chief Executive Officer (Principal Executive Officer)	September 25, 2019

/s/ T. W. Bollin __________________________ T. W. Bollin	Chief Financial Officer (Principal Financial Officer)	September 25, 2019

/s/ S. L. Reece __________________________ S. L. Reece	Vice President and Controller (Controller)	September 25, 2019

(E. Ballantine)* __________________________ E. Ballantine	Director	September 25, 2019

(L. T. Barnes)* __________________________ L. T. Barnes	Director	September 25, 2019

(C. Damos)* __________________________ C. Damos	Director	September 25, 2019

(T. M. Dunbar)* __________________________ T. M. Dunbar	Director	September 25, 2019

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	September 25, 2019

(P. G. Halter)* __________________________ P. G. Halter	Director	September 25, 2019

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	September 25, 2019

(T. Huang)* __________________________ T. Huang	Director	September 25, 2019

(K. McMillan)* __________________________ K. McMillan	Director	September 25, 2019

(E. Nickels)* __________________________ E. Nickels	Director	September 25, 2019

(M. M. VanDeWeghe)* __________________________ M. M. VanDeWeghe	Director	September 25, 2019

K. Bhatia
K. Bhatia
President and Chief Executive Officer
* Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Acquisition (filed herewith as Appendix A to the Proxy Statement/Prospectus)
11	Opinion and Consent of Counsel regarding legality of issuance of shares and other matters
12	Opinion and Consent of ____________________on tax matters **
14	Consent of Ernst & Young, LLP, Independent Registered Public Accountants
16	Powers of Attorney
** to be filed by amendment